                                                                    EXHIBIT 99.1

                              LETTER OF TRANSMITTAL

                     COMMUNICATIONS & POWER INDUSTRIES, INC.

                                OFFER TO EXCHANGE
                        ALL OUTSTANDING PRIVATELY PLACED
                      8% SENIOR SUBORDINATED NOTES DUE 2012
                           FOR AN EQUAL AMOUNT OF ITS
                      8% SENIOR SUBORDINATED NOTES DUE 2012
                        WHICH HAVE BEEN REGISTERED UNDER
                     THE SECURITIES ACT OF 1933, AS AMENDED

       THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
        NEW YORK CITY TIME, ON _______________, 2004 UNLESS THE OFFER IS EXTENDED (the "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR
            TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                  THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
                            BNY WESTERN TRUST COMPANY

             DELIVERY TO: BNY WESTERN TRUST COMPANY, EXCHANGE AGENT

By Mail or Overnight Courier      By Hand:                          By Facsimile Transmissions:
Delivery:                                                           (212) 298-1915

The Bank of New York              The Bank of New York
101 Barclay Street - 7 E          101 Barclay Street - 7 E
New York, NY 10286                New York, NY 10286                Confirm By Telephone:
Attn. Diane Amoroso               Ground Floor Window               (212) 815-3738
Corporate Trust, Reorganization   Corporate Trust, Reorganization
Dept.                             Dept.
                                                                    For Information:
                                                                    Diane Amoroso
                                                                    (212) 815-3738

         DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA A FACSIMILE NUMBER OTHER THAN THE ONE SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

         Holders of Outstanding Notes (as defined below) should complete this Letter of Transmittal either if Outstanding Notes are to be forwarded herewith or if tenders of Outstanding Notes are to be made by book-entry transfer to an account maintained by the Exchange Agent at

The Depository Trust Company ("DTC") pursuant to the procedures set forth in "The Exchange Offer -- Book-Entry Delivery Procedures" and "The Exchange Offer -- Tender of Outstanding Notes Held Through The Depository Trust Company" in the Prospectus and an "Agent's Message" (as defined below) is not delivered. If tender is being made by book-entry transfer, the Holder must have an Agent's Message delivered in lieu of this Letter of Transmittal.

         Holders of Outstanding Notes whose certificates (the "Certificates") for such Outstanding Notes are not immediately available or who cannot deliver their Certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Outstanding Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" in the Prospectus (as defined below).

         As used in this Letter of Transmittal, the term "Holder" with respect to the Exchange Offer (as defined below) means any person in whose name Outstanding Notes are registered on the books of Communications & Power Industries, Inc., a Delaware corporation (the "Issuer"), or, with respect to interests in the Outstanding Notes held by DTC, any DTC participant listed in an official DTC proxy. The undersigned has completed, signed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Outstanding Notes must complete this Letter of Transmittal in its entirety.

            SEE INSTRUCTION 1. DELIVERY OF DOCUMENTS TO DTC DOES NOT
                   CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

           BENEFICIAL OWNERS OF OUTSTANDING NOTES SEE INSTRUCTION 10 (QUESTIONS AND REQUEST FOR ASSISTANCE OR ADDITIONAL COPIES).

         The undersigned hereby acknowledges receipt of the Prospectus dated , 2004 (as it may be amended or supplemented from time to time, the "Prospectus") of the Issuer, CPI Holdco, Inc., a Delaware corporation and the parent of the Issuer, and certain of the subsidiaries of the Issuer (together with CPI Holdco, Inc., the "Guarantors," and each, a "Guarantor") and this Letter of Transmittal, which together constitute the offer (the "Exchange Offer") to exchange an aggregate principal amount of up to $125,000,000 of the Issuer's 8% Senior Subordinated Notes due 2012, guaranteed by the Guarantors, that have been registered under the Securities Act of 1933, as amended (the "Securities Act") (collectively, the "Outstanding Notes") for an equal principal amount of the Issuer's 8% Senior Subordinated Notes due 2012, guaranteed by the Guarantors, that have been registered under the Securities Act (collectively, the "Exchange Notes"). The Outstanding Notes are unconditionally guaranteed (the "Old Guarantees") by the Guarantors, and the Exchange Notes will be unconditionally guaranteed (the "New Guarantees") by the Guarantors. Upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal, the Guarantors offer to issue the New Guarantees with respect to all Exchange Notes issued in the Exchange Offer in exchange for the Old Guarantees of the Outstanding Notes for which such Exchange Notes are issued in Exchange Offer. Throughout this letter, unless the context otherwise requires and whether so expressed or not, references to the "Exchange Offer" include the Guarantors' offer to exchange the New Guarantees for the Old Guarantees, references to the "Exchange Notes" include the related New Guarantees and references to the "Outstanding Notes" include the related Old Guarantees. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

         For each Outstanding Note accepted for exchange, the holder of such Outstanding Note will receive an Exchange Note having a principal amount equal to that of the surrendered Outstanding Note. The Exchange Notes will accrue interest at the rate of 8% per annum, commencing on January 23, 2004, payable semi-annually on February 1 and August 1 of each year.

         YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED IN THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT, WHOSE ADDRESS AND TELEPHONE NUMBER APPEAR ON THE FRONT PAGE OF THIS LETTER OF TRANSMITTAL.

         SEE INSTRUCTION 10 BELOW.

         The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action that the undersigned desires to take with respect to the Exchange Offer.

         List below the Outstanding Notes to which this Letter of Transmittal relates. If the space below is inadequate, the Certificate or registration numbers and principal amounts of Outstanding Notes should be listed on a separately signed schedule affixed hereto.

                      ALL TENDERING HOLDERS COMPLETE BOX 1:

                                      BOX 1
                    DESCRIPTION OF OUTSTANDING NOTES TENDERED

                                                              CERTIFICATE OR       AGGREGATE
                                                               REGISTRATION     PRINCIPAL AMOUNT    AGGREGATE PRINCIPAL
     NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)           NUMBER(S) OF      REPRESENTED BY          AMOUNT OF
(PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S) ON     OUTSTANDING        OUTSTANDING        OUTSTANDING NOTES
                     CERTIFICATE(S))                              NOTES*             NOTES           BEING TENDERED**
-----------------------------------------------------------------------------------------------------------------------
                                                              _________________________________________________________
                                                              _________________________________________________________
                                                              _________________________________________________________
                                                              _________________________________________________________
                                                              _________________________________________________________
                                                              _________________________________________________________
                                                              _________________________________________________________
                                                              TOTAL
-----------------------------------------------------------------------------------------------------------------------

*        Need not be completed by book-entry holders (see below)

** The minimum permitted tender is $1,000 in principal amount. All tenders must be in integral multiples of $1,000 in principal amount. The aggregate principal amount of all of the Outstanding Notes represented by the Outstanding Notes identified in this column, or delivered to the Exchange Agent herewith, will be deemed tendered unless a lesser amount is specified in this column. See Instruction 4.

                                      BOX 2
                               BOOK-ENTRY TRANSFER

[ ] CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution:______________________________________________

    DTC Account Number:_________________________________________________________

    Transaction Code Number:____________________________________________________

         Holders of Outstanding Notes that are tendering by book-entry transfer to the Exchange Agent's account at DTC can execute the tender through DTC's Automated Tender Offer Program ("ATOP") for which the transaction will be eligible. DTC participants that are accepting the Exchange Offer must transmit their acceptances to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send a computer-generated message (an "Agent's Message") to the Exchange Agent for its acceptance in which the holder of the Outstanding Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal, and the DTC participant confirms on behalf of itself and the beneficial owners of such Outstanding Notes all provisions of this Letter of Transmittal (including any representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent. Each DTC participant transmitting an acceptance of the Exchange Offer through the ATOP procedures will be deemed to have agreed to be bound by the terms of this Letter of Transmittal. Delivery of an Agent's Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent's Message. DTC participants may also accept the Exchange Offer by submitting a Notice of Guaranteed Delivery through ATOP.

                                      BOX 3
                          NOTICE OF GUARANTEED DELIVERY
                            (SEE INSTRUCTION 2 BELOW)

[ ] CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

     Name(s) of Registered Holder(s):___________________________________________

     Window Ticket Number (if any):_____________________________________________

     Date of Execution of Notice of Guaranteed Delivery:________________________

     Name of Institution which Guaranteed Delivery:_____________________________

     IF GUARANTEED DELIVERY IS TO BE MADE BY BOOK-ENTRY TRANSFER:

     Name of Tendering Institution:_____________________________________________

     DTC Account Number:________________________________________________________

     Transaction Code Number:___________________________________________________

                                      BOX 4
                    RETURN OF NON-EXCHANGE OUTSTANDING NOTES
                         TENDERED BY BOOK-ENTRY TRANSFER

[ ] CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OUTSTANDING NOTES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

                                      BOX 5
                           PARTICIPATING BROKER-DEALER

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OUTSTANDING NOTES FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE TEN ADDITIONAL COPIES OF THE PROSPECTUS AND OF ANY AMENDMENTS OR SUPPLEMENTS THERETO, AS WELL AS ANY NOTICES FROM THE ISSUER TO SUSPEND AND RESUME USE OF THE PROSPECTUS. PROVIDE THE NAME OF THE INDIVIDUAL WHO SHOULD RECEIVE, ON BEHALF OF THE HOLDER, ADDITIONAL COPIES OF THE PROSPECTUS, AND AMENDMENTS AND SUPPLEMENTS THERETO, AND ANY NOTICES TO SUSPEND AND RESUME USE OF THE PROSPECTUS.

     Name:______________________________________________________________________

     Address:___________________________________________________________________

     Telephone No.:_____________________________________________________________

     Facsimile No.:_____________________________________________________________

         If the undersigned is not a broker-dealer, the undersigned represents that it is acquiring the Exchange Notes in the ordinary course of its business, it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in a distribution of, the Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Outstanding Notes, it represents that the Outstanding Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuer the aggregate principal amount of the Outstanding Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Outstanding Notes tendered hereby, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to such Outstanding Notes as are being tendered hereby.

         The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as agent of the Issuer) with respect to the tendered Outstanding Notes, with full power of substitution and resubstitution (such power of attorney being deemed an irrevocable power coupled with an interest) to (1) deliver certificates representing such Outstanding Notes, or transfer ownership of such Outstanding Notes on the account books maintained by DTC, together, in each such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Issuer, (2) present and deliver such Outstanding Notes for transfer on the books of the Issuer and (3) receive all benefits or otherwise exercise all rights and incidents of beneficial ownership of such Outstanding Notes, all in accordance with the terms of the Exchange Offer.

         The undersigned hereby represents and warrants that (a) the undersigned has full power and authority to tender, exchange, assign and transfer the Outstanding Notes tendered hereby, (b) when such tendered Outstanding Notes are accepted for exchange, the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and
(c) the Outstanding Notes tendered for exchange are not subject to any adverse claims or proxies when the same are accepted by the Issuer. The undersigned hereby further represents that any Exchange Notes acquired in exchange for Outstanding Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, that neither the holder of such Outstanding Notes nor any such other person is engaged in, or intends to engage in a distribution of such Exchange Notes within the meaning of the Securities Act, or has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes, and that neither the holder of such Outstanding Notes nor any such other person is an "affiliate", as such term is defined in Rule 405 under the Securities Act, of the Issuer or any Guarantor.

         The undersigned also acknowledges that this Exchange Offer is being made based on the Issuer's understanding of an interpretation by the staff of the U.S. Securities and Exchange Commission (the "SEC") as set forth in no-action letters issued to third parties, including Exxon Capital Holdings Corporation, SEC No-Action Letter (available May 13, 1988) and Morgan Stanley & Co. Incorporated, SEC No-Action Letter (available June 5, 1991), as interpreted in Shearman & Sterling, SEC No-Action Letter (available July 2, 1993), that the Exchange Notes issued in exchange for the Outstanding Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by each holder thereof (other than a broker-dealer who acquires such Exchange Notes directly from the Issuer for resale pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act or any such holder that is an "affiliate" of the Issuer or the Guarantors within the meaning of Rule 405 under the

Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holder's business and such holder is not engaged in, and does not intend to engage in, a distribution of such Exchange Notes and has no arrangement or understanding with any person to participate in the distribution of such Exchange Notes. If a holder of the Outstanding Notes is an affiliate of the Issuer or the Guarantors, is not acquiring the Exchange Notes in the ordinary course of its business, is engaged in or intends to engage in a distribution of the Exchange Notes or has any arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, such holder (x) may not rely on the applicable interpretations of the staff of the SEC and (y) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction. If the undersigned is a broker-dealer that will receive the Exchange Notes for its own account in exchange for the Outstanding Notes, it represents that the Outstanding Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale or transfer of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

         The undersigned will, upon request, sign and deliver any additional documents deemed by the Issuer or the Exchange Agent to be necessary or desirable to complete the exchange, assignment and transfer of the Outstanding Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Tendered Outstanding Notes may be withdrawn at any time prior to the Expiration Date in accordance with the procedures set forth in the "The Exchange Offer -- Withdrawal Rights" section of the Prospectus.

         Unless otherwise indicated herein in the box entitled "Special Registration Instructions" below, please deliver the Exchange Notes (and, if applicable, substitute certificates representing the Outstanding Notes for any Outstanding Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of the Outstanding Notes, please credit the account indicated above maintained at DTC. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the Exchange Notes (and, if applicable, substitute certificates representing the Outstanding Notes for any Outstanding Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Outstanding Notes Tendered".

         THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OUTSTANDING NOTES TENDERED" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OUTSTANDING NOTES AS SET FORTH IN SUCH BOX ABOVE.

                                                                              10
                                      BOX 6

                        SPECIAL REGISTRATION INSTRUCTIONS
                       (SEE INSTRUCTIONS 1, 5 AND 6 BELOW)

         To be completed ONLY if Certificates for the Outstanding Notes not exchanged and/or Certificates for the Exchange Notes are to be issued in the name of someone other than the registered holder(s) of the Outstanding Notes whose name(s) appear(s) above.

Issue the Exchange Notes and/or the Outstanding Notes to:

Name(s):________________________________________________________________________
                             (PLEASE TYPE OR PRINT)

Address:________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
                               (INCLUDE ZIP CODE)

________________________________________________________________________________
               (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)

                                      BOX 7

                          SPECIAL DELIVERY INSTRUCTIONS
                       (SEE INSTRUCTIONS 1, 5 AND 6 BELOW)

         To be completed ONLY if Certificates for the Outstanding Notes not exchanged and/or Certificates for the Exchange Notes are to be sent to someone other than the registered holder(s) of the Outstanding Notes whose name(s) appear(s) above, or to such registered holder(s) at an address other than that shown above.

Deliver the Exchange Notes and/or the Original Notes to:

Name(s):________________________________________________________________________
                             (PLEASE TYPE OR PRINT)

Address:________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
                               (INCLUDE ZIP CODE)

________________________________________________________________________________
               (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)

                                      BOX 8
                                PLEASE SIGN HERE
                           TENDERING HOLDER SIGNATURE
              IN ADDITION, COMPLETE SUBSTITUTE FORM W-9 - SEE BOX 9

Signature of registered holder(s) or
Authorized Signatory(ies):_____________________________________________________

Date:___________________________________________________________________________

         Note: The above lines must be signed by the registered holder(s) of the Outstanding Notes as their name(s) appear(s) on the Outstanding Notes or on a security position listing as the owner of the Outstanding Notes or by person(s) authorized to become registered holder(s) by properly completed bond powers or endorsements transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. See Instruction 5.

Name(s):________________________________________________________________________
                             (Please Type or Print)

Capacity (full title):__________________________________________________________

Address:________________________________________________________________________
                              (Including Zip Code)

Area Code and Telephone Number:_________________________________________________

Tax Identification or Social Security Number:___________________________________

                               SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 5)

Signature(s) Guaranteed by
an Eligible Guarantor Institution:______________________________________________
                             (Authorized Signature)

________________________________________________________________________________
                                     (Title)

________________________________________________________________________________
                                 (Name and Firm)

________________________________________________________________________________
                                    (Address)

Date:________________________________________

Area Code and Telephone Number:_________________________________________________

Tax Identification or Social Security Number:___________________________________

                                                   BOX 9
                            PAYER'S NAME: COMMUNICATIONS & POWER INDUSTRIES, INC.
---------------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                  PART 1--PLEASE PROVIDE YOUR NAME AND TIN IN THE BOX
                            AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.         _____________________________________
FORM W-9                                                                                                -
                                                                                                       Name
Department of the Treasury
Internal Revenue Service
                            --------------------------------------------------------
Payer's Request for
Taxpayer                    PART 2                                                    _____________________________________
Identification              Certification--Under penalty of perjury, I certify that:                    -
Number (TIN)                                                                                   Social Security Number
                            (1)  The number shown on this form is my correct
                                 Taxpayer Identification Number (or I am waiting                        OR
                                 for a number to be issued to me), and
                            (2)  I am not subject to backup withholding because       _____________________________________
                                 (a) I am exempt from backup withholding, or              Employer Identification Number
                                 (b) I have not been notified by the Internal         -------------------------------------
                                 Revenue Service (the "IRS") that I am subject        PART 3--
                                 to backup withholding as a result of a
                                 failure to report all interest or dividends,
                                 or (c) the IRS has notified me that I am no                        [ ] Awaiting TIN
                                 longer subject to backup withholding, and
                            (3)  I am a U.S. person (including a U.S. resident
                                 alien).
                            -----------------------------------------------------------------------------------------------
                            CERTIFICATE INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).
                            -----------------------------------------------------------------------------------------------
                            The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

                            SIGNATURE
                            _______________________________________________________________________________________________

                            DATE
                            _______________________________________________________________________________________________

SIGN HERE

       NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF UP TO 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER.
       PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                  THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment of all reportable payments made to me will be withheld.

Signature  ___________________________    Date __________________________, 20__

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number for the Payee (You) to Give the Payer. -- Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employee identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All "Section" references are to the Internal Revenue Code of 1986, as amended. "IRS" is the Internal Revenue Service.

         For this type of account:             Give the social security number of--
===========================================   ======================================
1.    Individual                              The Individual
2.    Two or more individuals (joint          The actual owner of the account or, if
      account)                                combined funds, the first individual
                                              on the account(1)
3.    Custodian account of a minor (Uniform   The minor(2)
      Gift to Minors Act)
4.    a.  The usual revocable savings trust   The grantor-trustee(1)
          account (grantor is also trustee)
      b.  So-called trust account that is     The actual owner(1)
          not a legal or valid trust under
          state law
5.    Sole proprietorship                     The owner(3)
===========================================   ======================================
For this type of account:                     Give the employer identification
                                              number of--
===========================================   ======================================
6.    Sole proprietorship                     The owner(3)

7.    A valid trust, estate, or pension       The legal entity(4)
      trust

8.    Corporate                               The corporation

9.    Association, club, religious,           The organization
      charitable, educational, or other
      tax-exempt organization
10.   Partnership                             The partnership
11.   A broker or registered nominee          The broker or nominee
12.   Account with the Department of          The public entity
      Agriculture in the name of a public
      entity (such as a state or local
      government, school district, or
      prison) that receives agricultural
      program payments
===========================================   ======================================

1. List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.

2.  Circle the minor's name and furnish the minor's social security number.

3. You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number of your employer identification number (if you have one).

4. List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Card, at the local Social Administration office, or Form SS-4, Application for Employer Identification Number, by calling 1 (800) TAX-FORM, and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from withholding include:

- An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

- The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or instrumentality of any one or more of the foregoing.

-   An international organization or any agency or instrumentality thereof.

- A foreign government and any political subdivision, agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:

-        A corporation.

-        A financial institution.

- A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

-        A real estate investment trust.

-        A common trust fund operated by a bank under Section 584(a).

- An entity registered at all times during the tax year under the Investment Company Act of 1940.

- A middleman known in the investment community as a nominee or custodian.

- A futures commission merchant registered with the Commodity Futures Trading Commission.

-        A foreign central bank of issue.

-        A trust exempt from tax under Section 664 or described in Section 4947.

Payments of dividends and patronage dividends generally exempt from backup withholding include:

-        Payments to nonresident aliens subject to withholding under Section
         1441.

- Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

-        Payments of patronage dividends not paid in money.

-        Payments made by certain foreign organizations.

-        Section 404(k) payments made by an ESOP.

Payments of interest generally exempt from backup withholding include:

- Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and you have not provided your correct taxpayer identification number to the payer.

- Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

-        Payments described in Section 6049(b)(5) to nonresident aliens.

-        Payments on tax-free covenant bonds under Section 1451.

-        Payments made by certain foreign organizations.

-        Mortgage interest paid to you.

Certain payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see the regulations under sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.

EXEMPT PAYEES DESCRIBED ABOVE MUST FILE FORM W-9 OR A SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" IN PART II OF THE FORM, SIGN AND DATE THE FORM, AND RETURN IT TO THE PAYER.

PRIVACY ACT NOTICE--Section 6109 requires you to provide your correct taxpayer identification number to payers, who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold up to 28% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to payer. Certain penalties may also apply.

PENALTIES

(1) FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. --If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. --Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

         FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE

              INSTRUCTIONS TO LETTER OF TRANSMITTAL FORMING PART OF
                 THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

GENERAL

         Please do not send Certificates for Outstanding Notes directly to the Issuer. Your Outstanding Note Certificates, together with your signed and completed Letter of Transmittal and any required supporting documents, should be mailed or otherwise delivered to the Exchange Agent at the address set forth on the first page hereof. The method of delivery of Certificates, this Letter of Transmittal and all other required documents is at your sole option and risk and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, or overnight or hand delivery service is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

1.       DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES.

         This Letter of Transmittal is to be completed by holders of Outstanding Notes (which term, for purposes of the Exchange Offer, includes any participant in DTC whose name appears on a security position listing as the holder of such Outstanding Notes) if either (a) Certificates for such Outstanding Notes are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer -- Book-Entry Delivery Procedures" in the Prospectus and an Agent's Message (as defined below) is not delivered. The term "Agent's Message" means a message, transmitted by DTC to, and received by, the Exchange Agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by, and makes the representations and warranties contained in, this Letter of Transmittal and that the Issuer may enforce this Letter of Transmittal against such participant. Certificates representing the tendered Outstanding Notes, or timely confirmation of a book-entry transfer of such Outstanding Notes into the Exchange Agent's account at DTC, as well as a properly completed and duly executed copy of this Letter of Transmittal, or a facsimile hereof (or, in the case of a book-entry transfer, an Agent's Message), a substitute Form W-9 and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Outstanding Notes may be tendered in whole or in part in the principal amount of $1,000 and integral multiples of $1,000.

2.       GUARANTEED DELIVERY PROCEDURES.

         Holders who wish to tender their Outstanding Notes and (i) whose Outstanding Notes are not immediately available or (ii) who cannot deliver their Outstanding Notes, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may effect a tender by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" in the Prospectus and by completing Box 3. Pursuant to these procedures, Holders may tender their Outstanding Notes if: (i) the tender is made by or through an Eligible Guarantor Institution (as defined below); (ii) a properly completed and signed Notice of Guaranteed Delivery in the form provided with this Letter of Transmittal is delivered to the Exchange Agent on or before the Expiration Date (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Outstanding Notes and the amount of Outstanding Notes tendered, stating that the tender is being made thereby; and
(iii) the certificates or a confirmation of book-entry transfer and a properly completed and signed Letter of Transmittal is delivered to the Exchange Agent within three New York Stock Exchange trading days after execution of the Notice of Guaranteed Delivery. The Notice of Guaranteed Delivery may be delivered by hand, facsimile or mail to the Exchange Agent, and a guarantee by an Eligible Guarantor Institution must be included in the form described in the notice.

         Any Holder who wishes to tender Outstanding Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such Outstanding Notes prior to the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by a Holder who attempted to use the guaranteed delivery procedures.

         The Issuer will not accept any alternative, conditional or contingent tenders. Each tendering holder of Outstanding Notes, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

         GUARANTEE OF SIGNATURES

         No signature guarantee on this Letter of Transmittal is required if:

         (i) this Letter of Transmittal is signed by the registered Holder(s) (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Outstanding Notes) of Outstanding Notes tendered herewith, unless such Holder(s) has (have) completed either the box entitled "Special Registration Instructions" (Box 6) or "Special Delivery Instructions" (Box 7) above; or

         (ii) such Outstanding Notes are tendered for the account of a firm that is an Eligible Guarantor Institution.

         In all other cases, an Eligible Guarantor Institution must guarantee the signature(s) in Box 8 on this Letter of Transmittal. See Instruction 5.

         INADEQUATE SPACE

         If the space provided in the box captioned "Description of Outstanding Notes Tendered" (Box 1) is inadequate, the Certificate number(s) and/or the principal amount of Outstanding Notes and any other required information should be listed on a separate, signed schedule and attached to this Letter of Transmittal.

3.       BENEFICIAL OWNER INSTRUCTIONS.

         Only a Holder of Outstanding Notes (i.e., a person in whose name Outstanding Notes are registered on the books of the registrar or, with respect to interests in the Outstanding Notes held by DTC, a DTC participant listed in an official DTC proxy), or the legal representative or attorney-in-fact of a Holder, may execute and deliver this Letter of Transmittal. Any beneficial owner of Outstanding Notes who wishes to accept the Exchange Offer must arrange promptly for the appropriate Holder to execute and deliver this Letter of Transmittal on his or her behalf through the execution and delivery to the appropriate Holder of the "Instructions to Registered Holder and/or DTC Participant from Beneficial Owner of 8% Senior Subordinated Notes due 2012" form accompanying this Letter of Transmittal.

4.       PARTIAL TENDERS; WITHDRAWALS.

         Tenders of Outstanding Notes will be accepted only in the principal amount of $1,000 and integral multiples of $1,000. If less than the entire principal amount of Outstanding Notes evidenced by a submitted Certificate is tendered, the tendering Holder(s) should fill in the aggregate principal amount tendered in the column entitled "Aggregate Principal Amount of Outstanding Notes Being Tendered" in Box 1 above. A newly issued Certificate for the principal amount of Outstanding Notes submitted but not tendered will be sent to such Holder as soon as practicable after the Expiration Date, unless otherwise provided in the appropriate box on this Letter of Transmittal. All Outstanding Notes delivered to the Exchange Agent will be deemed to have been tendered in full unless otherwise indicated.

         Outstanding Notes tendered pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date, after which tenders of Outstanding Notes are irrevocable. To be effective, a written, telegraphic or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent at the address set forth on the first page hereof. Any such notice of withdrawal must (i) specify the name of the person having deposited the Outstanding Notes to be withdrawn (the "Depositor"), (ii) identify the Outstanding Notes to be withdrawn (including the registration number(s) and principal amount of such Outstanding Notes, or, in the case of Outstanding Notes transferred by book-entry transfer, the name and number of the account at DTC to be credited), (iii) be signed by the Holder in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee with respect to the Outstanding Notes register the transfer of such Outstanding Notes in the name of the person withdrawing the tender, (iv) specify the name in which any such Outstanding Notes are to be registered, if different from that of the Depositor and (v) include a statement that the Depositor is withdrawing its election to have such Outstanding Notes exchanged. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Issuer, whose determination shall be final and binding on all parties. Any Outstanding Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no Exchange Notes will be issued with respect thereto unless the Outstanding Notes so withdrawn are validly re-tendered. Any Outstanding Notes which have been tendered but which are not accepted for exchange for any reason will be returned to the Holder thereof without cost to such Holder (or, in the case of Outstanding Notes tendered by book-entry transfer into the Exchange Agent's account at the book entry transfer facility pursuant to the book-entry transfer procedures described above, such Outstanding Notes will be credited to an account with such book-entry transfer facility specified by the Holder) as soon as practicable after withdrawal, rejection of tender or termination of Exchange Offer. Properly withdrawn Outstanding Notes may be retendered by following one of the procedures described under the caption "The Exchange Offers -- Procedures for Tendering" in the Prospectus at any time prior to the Expiration Date.

         Neither the Issuer, any affiliates or assigns of the Issuer, the Exchange Agent nor any other person will be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give such notification (even if such notice is given to other persons).

5. SIGNATURE ON LETTER OF TRANSMITTAL; WRITTEN INSTRUMENTS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

         If this Letter of Transmittal is signed by the registered Holder(s) of the Outstanding Notes tendered hereby, the signature must correspond exactly with the name(s) as written on the face of the Certificates without alteration, addition, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC, the signature must correspond with the name as it appears on the security position listing as the owner of the Outstanding Notes.

         If any of the Outstanding Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         If a number of Outstanding Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal (or facsimiles thereof) as there are different registrations of Outstanding Notes.

         If this Letter of Transmittal is signed by the registered Holder(s) of Outstanding Notes (which term, for the purposes described herein, shall include a participant in DTC whose name appears on a security position listing as the owner of the Outstanding Notes) listed and tendered hereby, no endorsements of the tendered Outstanding Notes or separate written instruments of transfer or exchange are required. In any other case, the registered Holder(s) (or acting Holder(s)) must either properly endorse the Outstanding Notes or transmit properly completed bond powers with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered Holder(s) appear(s) on the Outstanding Notes, and, with respect to a participant in DTC whose name appears on such security position listing), with the signature on the Outstanding Notes or bond power guaranteed by an Eligible Guarantor Institution (except where the Outstanding Notes are tendered for the account of an Eligible Guarantor Institution).

         If this Letter of Transmittal, any Certificates, bond powers or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuer, must submit proper evidence satisfactory to the Issuer, in its sole discretion, of such persons' authority to so act.

         ENDORSEMENTS ON CERTIFICATES FOR THE OUTSTANDING NOTES OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 5 MUST BE GUARANTEED BY A FIRM THAT IS A MEMBER OF THE

SECURITY TRANSFER AGENT MEDALLION SIGNATURE PROGRAM OR BY ANY OTHER "ELIGIBLE GUARANTOR INSTITUTION" WITHIN THE MEANING OF RULE 17AD-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

         SIGNATURES ON THIS LETTER OF TRANSMITTAL NEED NOT BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, PROVIDED THE OUTSTANDING NOTES ARE TENDERED: (i) BY A REGISTERED HOLDER OF THE OUTSTANDING NOTES (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN THE DTC SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE OWNER OF SUCH OUTSTANDING NOTES) TENDERED WHO HAS NOT COMPLETED BOX 6 ENTITLED "SPECIAL REGISTRATION INSTRUCTIONS" OR BOX 7 ENTITLED "SPECIAL DELIVERY INSTRUCTIONS" ON THIS LETTER OF TRANSMITTAL OR (ii) FOR THE ACCOUNT OF AN ELIGIBLE GUARANTOR INSTITUTION.

6.       SPECIAL REGISTRATION AND DELIVERY INSTRUCTIONS.

         Tendering Holders should indicate, in the applicable Box 6 or Box 7, the name and address in/to which the Exchange Notes and/or substitute certificates evidencing Outstanding Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name(s) and address(es) of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification number or social security number of the person named must also be indicated and the tendering Holder should complete the applicable box. A holder tendering the Outstanding Notes by book-entry transfer may request that the Outstanding Notes not exchanged be credited to such account maintained at DTC as such Holder may designate hereof (See Box 4).

         If no instructions are given, the Exchange Notes (and any Outstanding Notes not tendered or not accepted) will be issued in the name of and sent to the Holder signing this Letter of Transmittal or deposited into such Holder's account at DTC.

7.       TRANSFER TAXES.

         The Issuer will pay all transfer taxes, if any, applicable to the transfer and exchange of Outstanding Notes to them or their order pursuant to the Exchange Offer. If a transfer tax is imposed because Exchange Notes are delivered or issued in the name of a person other than the registered Holder or if a transfer tax is imposed for any other reason other than the transfer and exchange of Outstanding Notes to the Issuer, or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed to the tendering Holder by the Exchange Agent.

         EXCEPT AS PROVIDED IN THIS INSTRUCTION 7, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE OUTSTANDING NOTES LISTED IN THE LETTER OF TRANSMITTAL.

8.       WAIVER OF CONDITIONS.

         The Issuer reserves the right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

9.       MUTILATED, LOST, STOLEN OR DESTROYED OUTSTANDING NOTES.

         Any Holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed should promptly contact the Exchange Agent at the address set forth on the first page hereof for further instructions. The Holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been completed.

10.      QUESTIONS AND REQUEST FOR ASSISTANCE OR ADDITIONAL COPIES.

         Questions relating to the procedure for tendering as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth on the first page hereof.

11.      VALIDITY AND FORM; NO CONDITIONAL TENDERS; NO NOTICE OF IRREGULARITIES.

         All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Outstanding Notes and withdrawal of tendered Outstanding Notes will be determined by the Issuer in its sole discretion, which determination will be final and binding. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Outstanding Notes for exchange. The Issuer also reserves the right, in its reasonable judgment, to waive any defects, irregularities or conditions of tender as to particular Outstanding Notes. The Issuer's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Outstanding Notes must be cured within such time as the Issuer shall determine. Although the Issuer intends to notify Holders of defects or irregularities with respect to tenders of Outstanding Notes, neither the Issuer, the Exchange Agent nor any other person is under any obligation to give such notice nor shall they incur any liability for failure to give such notification. Tenders of Outstanding Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Outstanding Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holder as soon as practicable following the Expiration Date.

                            IMPORTANT TAX INFORMATION

         Under U.S. federal income tax law, a Holder tendering Outstanding Notes whose Outstanding Notes are accepted for exchange may be subject to backup withholding unless the holder provides either (i) such Holder's correct taxpayer identification ("TIN") on the Substitute Form W-9 above, certifying (A) that the TIN provided on Substitute Form W-9 is correct (or that such Holder of Outstanding Notes is awaiting a TIN), (B) that the Holder of Outstanding Notes is not subject to backup withholding because (x) such Holder of Outstanding Notes is exempt from backup withholding, (y) such Holder of Outstanding Notes has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (z) the Internal Revenue Service has notified the Holder of

Outstanding Notes that he or she is no longer subject to backup withholding and
(C) that the Holder of Outstanding Notes is a U.S. person (including a U.S. resident alien); or (ii) an adequate basis for exemption from backup withholding. If such Holder is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the Holder may be subject to certain penalties imposed by the Internal Revenue Service and any payments that are made to such Holder may be subject to backup withholding (see below).

         Certain Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. However, exempt Holders of Outstanding Notes should indicate their exempt status on Substitute Form W-9. For example, a corporation should complete the Substitute Form W-9, providing its TIN and indicating that it is exempt from backup withholding. In order for a foreign individual to qualify as an exempt recipient, that Holder must submit a statement, signed under penalty of perjury, attesting to that individual's exempt status (Form W-8BEN). Forms for such statements can be obtained from the Exchange Agent. Holders are urged to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.

         If backup withholding applies, the Exchange Agent is required to withhold 28% of any payments to be made to the Holder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service provided the required information is furnished. The Exchange Agent cannot refund amounts withheld by reason of backup withholding.

         A Holder who does not have a TIN may check the box in Part 3 of the Substitute Form W-9 if the Holder has applied for a number or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the Holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number above in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 28% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent and, if the Exchange Agent is not provided with a TIN within 60 days, such amounts will be paid over to the Internal Revenue Service.

         The Holder of Outstanding Notes is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the record owner of the Outstanding Notes. If the Outstanding Notes are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF (TOGETHER WITH OUTSTANDING NOTES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.